SEPTEMBER 25 • 2026 | THE ARBITRAGE FUNDS SUMMARY PROSPECTUS

AltShares Event-Driven ETF

(NYSE Arca, Inc. Symbol: EVNT)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at arbitragefunds.com/resources. You can also get this information at no cost by calling the Fund at (800) 295‑4485 or by sending an e‑mail request to the SEC at publicinfo@sec.gov. The Fund’s prospectus and statement of additional information, both dated September 25, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

ALTSHARES EVENT-DRIVEN ETF

Investment Objective

AltShares Event-Driven ETF (the “Fund”) seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	1.25%
Distribution and/or Service (12b‑1) Fees(1)	None
Other Expenses	0.01%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.01%
All Remaining Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.27%
(1)

Pursuant to a Rule 12b‑1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b‑1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your Shares, your costs would be:

One Year	Three Years	Five Years	10 Years
$129		$403	$697	$1,534

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. Transaction costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 381% of the average value of its portfolio.

Principal Investment Strategies

To pursue its investment objective, the Fund employs a “long/short” event-driven strategy, which seeks to profit by investing, long and/or short, in the equity and debt securities of companies whose prices Water Island Capital, LLC (the “Adviser”) believes are or will be impacted by a publicly announced or anticipated corporate event. The strategy may invest both long and short across various industries/sectors, market capitalizations, and credit qualities, and in both U.S. and foreign securities, seeking what the Adviser believes are the most favorable event opportunities across the globe. By focusing on event opportunities, the Adviser aims to generate a return profile that is more correlated to the outcomes of each idiosyncratic event rather than the overall direction of broader equity and credit markets.

Corporate events may take the form of “hard” catalysts or “soft” catalysts as described below. The Fund may invest in both hard and soft catalysts, though under normal market conditions the Adviser expects to focus on hard catalyst events – predominantly definitive merger arbitrage investments. Other approaches to event-driven investing in which the Adviser may engage include special situations and other types of arbitrage trades, such as convertible arbitrage and capital structure arbitrage. The Fund will invest in catalysts without bias toward a company’s capital structure, allowing the Fund to position its investments in both equity and credit instruments, selecting whichever security the Adviser believes offers the greatest reward-to-risk ratio for a given event opportunity.

Hard Catalysts: Investment opportunities predicated on hard catalysts tend to be characterized by more definitive outcomes, shorter timelines, and lower levels of volatility. The most common example of a hard catalyst is definitive, publicly announced mergers and acquisitions (“M&A”) whereby a legally binding merger agreement is in place, but hard catalysts may also take other forms including, but not limited to, Dutch tenders (whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept), yield-to-call opportunities (whereby a company or other entity’s callable bonds are purchased and held until the next anticipated call date, at which point they may be redeemed prior to maturity), and spin-offs (pre-completion, whereby a company has announced its intent to separate its business into two or more separately traded independent entities, which may be able to unlock more shareholder value on a standalone rather than combined basis).

  SUMMARY PROSPECTUS | SEPTEMBER 25 • 2026

Soft Catalysts: Investment opportunities predicated on soft catalysts tend to be characterized by less certain outcomes, longer timelines, and greater levels of risk – though also commensurate greater potential reward. Examples of soft catalysts include a broad range of events spurred by company-specific, industry-wide, or broad economic conditions such as speculated M&A (whereby certain M&A are anticipated, rumored or in negotiations but are not yet definitive), asset sales, spin-offs (post-completion, whereby a company has completed the separation of its business into two or more separately traded independent entities), turnaround plans, management changes, activist campaigns, transformational M&A (post-completion), corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund’s principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market and similar cash management funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund’s ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

In addition, the Fund will hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). The Fund’s net long exposure may exceed 100% of the Fund’s net assets.

The Fund may maintain long and short positions through the use of derivative instruments, including swap agreements, options, futures, and forward contracts, without investing directly in the underlying asset. The Fund may use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets. Investments in derivative instruments may have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to exposures that exceed the Fund’s total assets and may result in losses that exceed the amount the Fund invested. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Furthermore, the Fund may invest in exchange-traded funds (“ETFs”).

The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry.

Principal Risks

As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund’s investors to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.

Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument that has a similar economic effect, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, in theory, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund’s performance. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund’s ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions. It is also possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increases, thereby increasing potential losses to the Fund.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated, or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

Special Situations Risk: The Fund may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value.

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ALTSHARES EVENT-DRIVEN ETF

Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Market Risk: The value of the Fund’s investments, and the net asset value (“NAV”) of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund’s investments, and investors could lose money due to this price fluctuation. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical and other risks, including terrorism, war and sanctions, and environmental and public health risks (such as natural disasters, epidemics, and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking, forcing the Fund to allocate assets to other strategies. The extent and duration of such market disruptions cannot be predicted but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund’s NAV.

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expects to have a high portfolio turnover rate (over 100%). This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Hedging Transaction Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains.  The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or if the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

  SUMMARY PROSPECTUS | SEPTEMBER 25 • 2026

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

ETF Risk: As an ETF, the Fund is subject to the following risks:

Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. There can be no assurance that an active or liquid trading market for Shares will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants (“APs”) in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.

Market Capitalization Risk: The securities of small-capitalization and mid-capitalization companies may be less liquid and more vulnerable to adverse business, economic, or market events than securities of relatively larger, more established companies. Larger, more established companies may be unable to attain the high growth rates of successful, smaller- and medium-sized companies during periods of economic expansion.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

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ALTSHARES EVENT-DRIVEN ETF

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign governments and economies often are less stable than the U.S. Government and the U.S. economy, and foreign companies may not be subject to the same regulatory requirements and accounting, auditing, and financial reporting standards of U.S. companies. As a consequence, there may be less publicly available information about such companies, which may negatively affect the value of foreign securities held by the Fund.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of currency forward and futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. Further, in order to minimize transaction costs, or for other reasons, the Fund’s exposure to non-U.S. currencies may not be hedged.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. If the Fund exercises its appraisal rights, it may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund and transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Performance

The following information provides some indication of the risks and variability of investing in the Fund by showing how the performance of the predecessor exchange traded fund, AltShares Event-Driven ETF, has varied over time.

The Fund acquired the assets and liabilities of the predecessor exchange traded fund after the close on September 25, 2026. As a result of the transaction, the Fund adopted the accounting and performance history of the predecessor exchange traded fund. The information shown below is for the predecessor exchange traded fund. The Fund’s net operating expense ratio is the same as the net operating expense ratio of the predecessor exchange traded fund. Returns in the bar chart and average annual total returns table for the predecessor exchange traded fund have not been adjusted.

The following bar chart and performance table provide some indication of the risks and variability of investing in the Fund by showing changes in the predecessor exchange traded fund’s performance year to year and by showing how the predecessor exchange traded fund’s average annual returns for the past one-year, five-year, and ten-year periods compare to the returns of the S&P 500® Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. The performance table reflects the performance of the predecessor exchange traded fund’s shares before and after taxes. The performance for periods prior to May 12, 2019 does not reflect the current investment strategy of the predecessor exchange traded fund or the Fund. How the predecessor exchange traded fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund

  SUMMARY PROSPECTUS | SEPTEMBER 25 • 2026

will perform in the future. Updated performance information can be obtained by visiting www.altsharesetfs.com/evnt. High, double-digit returns were primarily achieved during favorable market conditions. Such returns are atypical and may not be repeatable.

Performance of AltShares Event-Driven ETF Shares
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
4.58%
5.84%
-4.70%
6.92%
43.45%
-2.58%
-9.04%
13.21%
5.69%
13.57%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart, the highest return for the predecessor exchange traded fund for a quarter was 23.87% (for the quarter ended December 31, 2020). The lowest return was ‑6.94% (for the quarter ended June 30, 2022).

The year-to-date return of the predecessor exchange traded fund, through June 30, 2026 is 5.55%.

Average Annual Total Returns for Periods Ended December 31, 2025

The table below shows the average annual total returns for the predecessor exchange traded fund, AltShares Event-Driven ETF, compared with those of the S&P 500® Index, Bloomberg U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index. The table also presents the impact of taxes on the returns of the predecessor exchange traded fund’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Average Annual Total Returns as of 12/31/2025

ALTSHARES EVENT-DRIVEN ETF	One Year	Five Years	Ten Years	Since Inception
Return Before Taxes	13.57%		3.78%		6.89%	5.51%
Return After Taxes on Distributions	11.57%		1.52%		5.20%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	8.16%		1.90%		4.76%	3.68%
S&P 500® INDEX**	17.88%		14.42%		14.82%	13.53%
BLOOMBERG U.S. TREASURY BILL INDEX***	4.30%		3.19%		2.20%	2.01%
BLOOMBERG U.S. AGGREGATE BOND INDEX****	7.30%		‑0.36%		2.01%	1.87%
**
The S&P 500® Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Standard and Poor’s 500® Index, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the U.S.
***
The Bloomberg U.S. Treasury Bill Index tracks the market for treasury bills issued by the US government with at least one month and up to, but not including, twelve months remaining to maturity.
****
The Bloomberg U.S. Aggregate Bond Index is one of the Fund’s additional indexes and is also more representative of the Fund’s risk and return than the regulatory index. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

The indexes are calculated on a total-return basis, are unmanaged and are not available for direct investment. The indexes reflect no deduction for fees, expenses, or taxes. The indexes are not intended to, and do not, parallel the risk or investment style of the Fund’s investment strategy.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

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ALTSHARES EVENT-DRIVEN ETF

Investment Adviser

Water Island Capital, LLC serves as the investment adviser (“Adviser”) of the Fund.

The Fund is team-managed, with multiple named portfolio managers working in cooperation with the additional members of the Adviser’s investment team to make investment decisions for the Fund. While named portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund, the Fund has also designated a lead portfolio manager who is ultimately responsible for managing the Fund in accordance with its investment objective(s) and strategies.

Portfolio Managers

Portfolio Manager Since
Eric Becker (Lead Portfolio Manager)	Inception in September 2026
John S. Orrico, CFA	Inception in September 2026
Matthew Osowiecki	September 2026

Eric Becker and John S. Orrico, CFA each was a portfolio manager of the Fund’s predecessor exchange traded fund beginning in September 2021. Matthew Osowiecki was a portfolio manager of the Fund’s predecessor exchange traded fund beginning in September 2025.

Purchase and Sale of Shares

Individual Shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (i.e., the bid-ask spread).

Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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  SUMMARY PROSPECTUS | SEPTEMBER 25 • 2026